Exhibit 10.21

MEZZANINE CONTROL AGREEMENT

This MEZZANINE CONTROL AGREEMENT (this “Agreement”) is made and entered into as of December 28, 2012, by and among IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company (“Pledgor”), THE ENTITIES LISTED ON EXHIBIT A HERETO, each a Delaware limited liability company (individually and collectively, as the context may require, “Pledged Entity”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America (together with its successors and assigns, “Lender”).

RECITALS:

WHEREAS, Lender has agreed to loan to Pledgor the sum of Two Million Four Hundred Eighty Thousand and No/100 Dollars ($2,480,000) from Lender pursuant to the terms of that certain Mezzanine Promissory Note of even date herewith executed by Pledgor (the “Note”). The loan represented by the Note shall be referred to herein as the “Loan”;

WHEREAS, pursuant to that certain Mezzanine Pledge and Security Agreement dated of even date herewith, executed by Pledgor in favor of Lender (the “Security Instrument”), the obligations of Pledgor to Lender under the Note are secured, in part, by a pledge to Lender of one hundred percent (100%) of Pledgor's membership interest each Pledged Entity (the “Pledged Entity Interests”) together with the other Collateral (as such term is defined in the Security Instrument), including without limitation the pledge of and security interest in one hundred percent (100%) of Pledgor's share of distributions received by each Pledged Entity; and

WHEREAS, the parties hereto wish to acknowledge such security interest and pledge and Lender’s control over the Collateral for purposes of the provisions of Article 8 and Article 9 of the Uniform Commercial Code as enacted and in effect in the States of New York and Delaware (the “UCC”).

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Defined Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Security Instrument.

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2.                  Acknowledgment of Security Interest; No Transfer. Each Pledged Entity hereby acknowledges and agrees that, pursuant to the Security Instrument, Lender has been granted and continues to hold a security interest in and to the Collateral as collateral security for the obligations of Pledgor under the Note and the other Loan Documents. Each Pledged Entity shall cause all of its books and records to reflect the pledge by Pledgor of the Collateral to Lender and agrees not to, so long as the Obligations remain outstanding, (a) consent to or to permit any transfer, assignment, pledge or hypothecation of the Collateral, except for the pledge of the Collateral pursuant to the Security Instrument, Lender’s exercise of its rights and remedies thereunder including, without limitation, foreclosure or assignment in lieu of foreclosure of such Collateral or any subsequent transfer thereafter which are hereby expressly consented to by Pledged Entity, or (b) permit the ownership interests in Pledged Entity to be represented by an instrument issued in bearer or registered form or constitute certificated securities as defined in Article 8 of the UCC. Each Pledged Entity represents and warrants that (a) the execution and delivery of the Security Instrument does not violate such Pledged Entity’s certificate of formation, trust agreement, any other organizational documents of such Pledged Entity, or any other agreement to which such Pledged Entity is a party or by which such Pledged Entity or any of the property of such Pledged Entity is bound, (b) Pledgor owns a 100% beneficial interests in such Pledged Entity, and such ownership interest in such Pledged Entity is not subject to any claim, lien or encumbrance whatsoever of any kind or nature except as provided for in the Security Instrument, and (c) as of the date hereof, such Pledged Entity has no claims, rights of offset, or counterclaims against Pledgor under or with respect to the Collateral or otherwise under any of such Pledged Entity’s organizational documents, and Pledgor is not in default to such Pledged Entity or otherwise under or in respect of any of its obligations under such Pledged Entity’s organizational documents. Each Pledged Entity agrees that Lender or its representatives may at any time during reasonable business hours inspect the books, records and properties of such Pledged Entity, and such Pledged Entity shall, so long as any Obligations remain outstanding, cause any distributions in respect of the Collateral to be made in accordance with the Loan Documents and the Mortgage Loan Documents.

3.                  Agreement to Follow Instructions. So long as the Obligations remains outstanding, Pledged Entity, as issuer of the Collateral, hereby irrevocably agrees to comply with any “instruction” (as defined in Section 8-102(a)(12) of the UCC) originated by Lender without further consent of Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Collateral or the proceeds thereof, including any distributions with respect thereto. Lender may take any action which Lender may reasonably deem necessary for the maintenance, preservation and protection of any of the Collateral or Lender’s security interests therein, including, without limitation, from and after the occurrence and during the continuance of an Event of Default, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Collateral into Lender’s name or the name of any designee or nominee of Lender.

4.                  Intentionally Omitted.

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5.                  Intent of the Parties. By executing and delivering this Agreement, the parties hereto intend to establish Lender’s control over the Collateral for purposes of the provisions of Section 8-106(c)(2) of the UCC.

6.                  No Lender Liability. Notwithstanding the security interests of Lender in the Collateral, Lender shall have no obligation or liability whatsoever to any Pledged Entity, or any member thereof, or any creditor or other person having any relationship, contractual or otherwise, with any Pledged Entity, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor under any Pledged Entity’s organizational documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder. Each Pledged Entity acknowledges that the security interests of Lender in the Collateral and all of Lender’s rights and remedies under the Security Instrument may be transferred or assigned by Lender as provided in the Security Instrument and the other Loan Documents. In the event of any such transfer or assignment, all of the provisions of this Agreement shall inure to the benefit of the transferees, successors, assigns or participants of Lender and Pledgor shall notify Pledged Entity of such transfer or assignment. The provisions of this Agreement shall likewise be binding upon any and all permitted successors or assigns of Pledged Entity.

7.                  Further Assurances. Pledged Entity shall, from time to time, at Pledgor’s expense, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be deemd necessary or proper in Lender’s sole discretion to carry out and effect the terms of the Security Instrument, this Agreement and/or the Loan Documents with respect to the Collateral. This Agreement is being given to induce Lender to accept the Security Instrument and to make the Loan and with the understanding that Lender will rely hereon.

8.                  Consent. Pledgor hereby consents to the execution and delivery of this Agreement by Pledged Entity and Lender.

9.                  Acknowledgment. Pledged Entity hereby acknowledges receipt of a copy of the Security Instrument and agrees that it is bound thereby.

10.              Choice of Law. This Agreement shall be construed and enforced under the laws of the State of New York without regard to the conflict of law principles thereof.

11.              Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

12.              Amendments. No amendment, waiver, termination or other modification to this Agreement shall be effective unless the same is in writing and is signed by each of the parties hereto.

13.              Termination. Upon the full and complete payment of all of the Obligations, this Agreement shall terminate; otherwise this Agreement is to remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Control Agreement as of the date first written above.

PLEDGOR:

IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc. a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

PLEDGED ENTITY:

IREIT Mobile Moffett DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

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IREIT Daleville DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

IREIT Valley DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

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IREIT Maryville DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

IREIT LaGrange Hamilton DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

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IREIT LaGrange Wares Cross DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer

IREIT Brooks DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its sole member
By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member
By:	/s David Z. Lichterman Name: David Z. Lichterman Title: Treasurer/Chief Accounting Officer
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LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s Jennifer Lewin Name: Jennifer Lewin Title: Vice President
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EXHIBIT A

Pledged Entity

1.	IREIT Mobile Moffett DG, L.L.C., a Delaware limited liability company
2.	IREIT Daleville DG, L.L.C., a Delaware limited liability company
3.	IREIT Valley DG, L.L.C., a Delaware limited liability company
4.	IREIT Maryville DG, L.L.C., a Delaware limited liability company
5.	IREIT LaGrange Hamilton DG, L.L.C., a Delaware limited liability company
6.	IREIT LaGrange Wares Cross DG, L.L.C., a Delaware limited liability company
7.	IREIT Brooks DG, L.L.C., a Delaware limited liability company

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